UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

U.S. RARE EARTHS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12 Gunnebo Drive, Lonoke, Arkansas 48152
(Address of Principal Executive Offices)

(501) 676-2994
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 28, 2013, U.S. Rare Earths, Inc. (the “Company”)  converted the following debts into restricted common stock of the Company:

Convertible Secured Promissory Note with Unique Materials LLC

On September 13, 2012, the Company entered into a Convertible Secured Promissory Note with Unique Materials LLC, a Texas LLC (“Unique Materials”) affiliated with John Victor Lattimore, Jr., Chairman of the Company’s Board of Directors, pursuant to which the Company agreed to issue a Note for $650,000 at 5%.

On June 28, 2013, Unique Materials  converted this Note and interest of $25,644 into 675,644 of the Company’s restricted common shares at $1.00 per share.

Unsecured Promissory Note with Unique Materials LLC

On November 20, 2012, the Company entered into an unsecured Promissory Note with Unique Materials, pursuant to which the Company agreed to issue a Note for $250,000 at 5%.

On June 28, 2013, Unique Materials  converted this Note and interest of $7,534 into 257,534 of the Company’s restricted common shares at $1.00 per share.

Unsecured Promissory Note with Unique Materials LLC

On February 4, 2013, the Company entered into a unsecured Promissory Note with Unique Materials, pursuant to which the Company agreed to issue a Note for $150,000 at 5%.

On June 28, 2013,  Unique Materials  converted this Note and interest of $2,950 into 152,950 of the Company’s restricted common shares at $1.00 per share.

Conversion of Liability with Logic International  Consulting Group, LLC

On June 28, 2013, Logic International Consulting Group LLC, a New York LLC affiliated with Kevin Cassidy, the Company’s CEO, converted liabilities of $800,000 into 800,000 of the Company’s restricted common shares at $1.00 per share.

SECTION 3- SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Acquisition of Shares

On June 28, 2013, the Company committed to acquire 200,000 and 165,000 shares, respectively, of common stock from Michael Parnell, a former Director, and Matthew Hoff, an affiliate of the Company, at $1.00 per share.

Forfeiture of Shares

On July 26, 2011, the Company entered into an Addendum to a Revised Employment Agreements with Michael Parnell and Matthew Hoff. Under these Agreement, the Company approved the issuance of 1,250,000 shares of common stock to each of Mr. Parnell and Mr. Hoff related to (i) $500,000 in severance at $.50 per share for the change in control effected on December 15, 2010: and (ii) 125,000 shares related to each of years 4 and 5 for the change in control effected on August 22, 2011, each as outlined in the Agreements.

On June 28, 2013, Mr. Parnell and Mr. Hoff each forfeited 750,000 shares of the 1,250,000 issuance discussed above. This 1,500,000 forfeiture is part of the retrieval or “claw back” not less than 2.1 million shares of the Company’s common stock that were authorized for issuance to certain individuals on August 27, 2012 for non-cash consideration and future services that was included in the Settlement Agreement and General Release approved on June 5, 2013.

SECTION 5- CORPORATE GOVERNMENT AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mark Crandall to the Board of Directors

On June 27, 2013, the Company announced that it had appointed Mark Crandall to its Board of Directors.

Mark Crandall co-founded Morgan Stanley's energy business in the early 1980s. In 1993 he became a founding partner in Trafigura, an energy trading company, which grew to $30 billion in sales and 1,000 employees in 58 offices worldwide. During his tenure with Trafigura, Mr. Crandall was responsible for electricity trading across Europe, which spurred his interest in renewable generation technologies and deepened his understanding of the fundamentals of the power markets in advanced economies. Later, Mr. Crandall started Continental Wind Power (CWP), an alternative energy power company, in 2005 by investing his own personal funds in broader emerging markets, including Polish and Romanian wind development, before eventually bringing in outside capital when CWP was officially formed in 2007.

There are no related party transactions between Mr. Crandall and the Company.

Appointment of Former Governor J. Robert Kerrey to the Board of Directors

On July 1, 2013, the Company announced that it had appointed Former Governor and U.S. Senator J. Robert Kerrey to its Board of Directors.

Bob Kerrey served as Governor of Nebraska from 1983 to 1987, and was later elected to two terms as U.S. Senator from Nebraska, retiring in 2000.  While serving in the Senate, Governor Kerrey sat on the Senate Select Intelligence Committee, which exercises oversight authority over all U.S. intelligence agencies including the military intelligence program.

A former member of the elite Navy SEAL Team, Governor Kerrey is a highly decorated Viet Nam veteran who was awarded the Congressional Medal of Honor -- America's highest military honor.

From 2001 to 2010, Governor Kerrey served as President of the New School for Social Research in New York City, and as President Emeritus until January 2013.  Under his leadership, The New School experienced an unprecedented period of growth, during which a record $198 million was raised for scholarships, professorships, capital projects, major conferences and cutting-edge research.  During Governor Kerrey’s tenure, the university made great progress in its international efforts, launching the India China Institute, a think-tank with major outposts in New York, Mumbai and Beijing.

After his Senate service, Governor Kerrey was an active member of the 9/11 Commission, an advisory board member of the Iraq and Afghanistan Veterans Association, co-chair of the Concord Coalition, and was active in the Natural Resources Defense Council.

There are no related party transactions between Mr. Kerrey and the Company.

Resignations of Directors

On June 28, 2013, the Board accepted the resignations of Daniel McGroarty and Michael Parnell as Directors. Mr. McGroarty continues in his role as President and Michael Parnell has accepted the position of National Accounts Director for U.S. Rare Earths and its subsidiaries.  Mr. McGroarty and Parnell had no disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description
10.1	Notice of Conversion by and between U.S. Rare Earths, Inc. and Unique Materials LLC dated June 28, 2013.
10.2	Notice of Conversion by and between U.S. Rare Earths, Inc. and Logic International Consulting Group LLC dated June 28, 2013.
99.1	Press release dated June 26, 2013 concerning the appointment of Mark Crandall to the Board of Directors.
99.2	Press release dated July 1, 2013 concerning the appointment of former Governor Bob Kerry to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Date: July 2, 2013	By:	/s/ Kevin Cassidy
	Name:	Kevin Cassidy
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Notice of Conversion by and between U.S. Rare Earths, Inc. and Unique Materials LLC dated June 28, 2013.
10.2	Notice of Conversion by and between U.S. Rare Earths, Inc. and Logic International Consulting Group LLC dated June 28, 2013.
99.1	Press release dated June 26, 2013 concerning the appointment of Mark Crandall to the Board of Directors.
99.2	Press release dated July 1, 2013 concerning the appointment of former Governor Bob Kerry to the Board of Directors.